EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of Integrated Healthcare Holdings, Inc. (the "Company") for the quarter ended June 30, 2010, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) the Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the period indicated

This Certificate has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.

INTEGRATED HEALTHCARE HOLDINGS, INC.

Dated: August 13, 2010	By:	/s/ Kenneth K. Westbrook
Kenneth K. Westbrook
Chief Executive Officer